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                             INVESTORS FUND SERIES
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                               DATED MAY 1, 1998
                           -------------------------

The following change will be effective prior to the close of the third calendar quarter for 1998.

NET ASSET VALUE

The section titled "Each Portfolio other than the Money Market, High Return Equity, Financial Services, Global Blue Chip, and International Growth and Income Portfolios" is revised as follows: "Each Portfolio other than the Money Market, Total Return, Horizon 20+, Horizon 10+, Horizon 5, Blue Chip, High Return Equity, Financial Services, Global Blue Chip and International Growth and Income Portfolios."

The section titled "High Return Equity, Financial Services, Global Blue Chip and International Growth and Income Portfolios" is revised as follows: "Total Return, Horizon 20+, Horizon 10+, Horizon 5, Blue Chip, High Return Equity, Financial Services, Global Blue Chip and International Growth and Income Portfolios."

June 5, 1998
IFS-13B                                          (LOGO)PRINTED ON RECYCLED PAPER